Exhibit 10(2)

DEATH BENEFIT ONLY AGREEMENT

THIS AGREEMENT (the "Agreement") is made effective as of the 1st day of January, 2004, by and between the following parties: City Savings Bank, a chartered thrift of Indiana (the "Bank") and James E. Drader (the "Executive").

This Agreement between the Bank and the Executive sets forth the terms under which the Bank will purchase and own a life insurance policy (the "Policy") insuring the life of the Executive and the death proceeds of the Policy will be divided between the Bank and the beneficiary designated by the Executive. This Agreement is made in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged.

I.   POLICY TITLE AND OWNERSHIP

     The Bank has applied for one or more life insurance policies, hereinafter collectively referred to as the "Policy," insuring the life of the Executive. Schedule A, which is attached hereto and incorporated herein by reference as if fully rewritten, provides the following information with regard to the Policy: the issuer thereof (the "Insurer"), the death benefit amount, the policy number, and such other information as therein set forth. The Bank and the Executive agree to take all necessary action to cause the Insurer to issue the Policy and to cause the Policy to conform to the provisions of this Agreement. The Bank and the Executive further agree that the Policy shall be subject to the terms and conditions of this Agreement. If the Bank and the Executive mutually agree to increase the coverage under the Policy, the rights, duties, and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

     The Bank shall be the sole and absolute owner of and shall possess all incidents of ownership in the Policy and may exercise all ownership rights granted to the owner thereof by the terms of the Policy except as may be otherwise provided in this Agreement.

     The Bank alone may, to the extent of its interest, exercise the right to borrow from or withdraw the Policy cash values. The amount of such loans and withdrawals and any unpaid interest thereon shall at no time exceed the Part One Share of the Bank as defined in Section VI of this Agreement. The interest due on any such Policy loans shall be a debt of the Bank owed to the Insurer.

     This Agreement is effective as to a Policy upon execution of this Agreement or upon issuance of such Policy, whichever is later. The Bank shall be responsible for safeguarding the Policy.

II.  BENEFICIARY DESIGNATION RIGHTS

     The Executive shall have the right and power to instruct the Bank from time to time to designate a beneficiary or beneficiaries (collectively referred to herein as the "Executive's Beneficiary") to receive the Part One Share of the proceeds payable under this Agreement upon the death of the Executive, and to elect a payment option for such Executive's Beneficiary, subject to any right or interest the Bank may have in such proceeds, as provided in this Agreement. The Bank agrees to designate the Executive's Beneficiary for the Part Two Share in such Policy in accordance with the written direction of the Executive. The parties to this Agreement shall execute and forward promptly and without unreasonable delay, changes in beneficiary designation forms and documents, including the Policy, as required by the Insurer, to effectuate the exercise of any rights of the parties hereto.




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III. PREMIUM PAYMENT METHOD

     The Bank shall pay amounts equal to the planned premiums and any other premium payments that might become necessary to keep the Policy in force.

IV.  USE OF DIVIDENDS

     Dividends declared on the Policy shall be applied as the Bank elects on the Policy application.

V.   DIVISION OF DEATH PROCEEDS

     Upon the death of the Executive, the Bank shall cooperate with the Executive's Beneficiary to take whatever action is necessary to collect the death benefit provided under the Policy. Subject to Section VII of this Agreement, the death proceeds of the Policy shall be divided as follows and paid in the following order to the extent that such proceeds permit. All payments of proceeds under the Part Two Share will be reduced by outstanding policy loans or withdrawals made to or by the Bank. When such death benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

     A. Part One Share. First, the Executive's Beneficiary shall be entitled to an amount known herein as the "Part One Share" which is equal to three (3) times the previous 12 months W-2 income, as reported to the Internal Revenue Service.


          i) Should the executive continue under uninterrupted full-time employment with the Bank until normal retirement age of 65, the Bank shall provide $100,000 of death benefit for the executive's lifetime

          ii) Part Two Share. Second, the Bank shall be entitled to an amount known herein as the "Part Two Share" which is equal to the remainder of the proceeds.

VI.  OTHER DISPOSITION OF THE POLICY

     The Bank may surrender or cancel its portion of the Policy for its share of the cash surrender value and retain all such value. If the Bank exercises this option, it must do so in a manner that provides the Executive with the designated death benefit as outlined in Section V. A.

VII. PREMIUM WAIVER

     If the Policy contains a premium waiver provision and such waiver becomes operative, such waived premium amounts shall be considered for all purposes of this Agreement as having been paid by the Bank.

VIII. TERMINATION OF AGREEMENT

     This Agreement shall terminate upon the final payment of death benefits as provided under Section V hereof. This Agreement also shall terminate upon the following:

     The Executive shall be discharged from employment with the Bank for cause. Solely for purposes of this Agreement, "cause" shall mean (a) personal dishonesty, (b) incompetence, (c)




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     material  misconduct,  (d)  breach of  fiduciary  duty  involving  personal profit, (e) failure to perform duties required by his employment or failure to perform duties of his position, (f) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or (g) violation of any rule, prescription or requirement set out in Bank's Personnel Policy, if said Personnel Policy provides for termination of employment.

     If the Executive's employment is terminated for cause, this Agreement shall terminate as of the date of termination of employment and neither the Executive nor any person claiming for or through him shall have any further rights under this Agreement or under the Policy.

     The Executive's employment is terminated by voluntary resignation prior to normal retirement age of 65, this Agreement shall terminate as of the date of termination of employment and neither the Executive nor any person claiming for or through him shall have any further rights under this Agreement or under the Policy.

IX.  ASSIGNMENT

     Notwithstanding any provision hereof to the contrary, the Executive may, with the Bank's written consent, absolutely and irrevocably assign by gift all of his or her right, title, and interest in and to this Agreement and the Policy to an assignee. This right shall be exercisable by the execution and delivery to the Bank of a written assignment, on a form prepared or approved by the Bank. Upon the Bank's consent to such written assignment executed by the Executive and duly accepted by the assignee thereof, the Bank shall indicate its consent thereto in writing and shall thereafter treat the Executive's assignee as the sole owner of all of the Executive's right, title, and interest in and to this Agreement and in and to the Policy. Thereafter, the Employee shall have no right, title, or interest in and to this Agreement or the Policy. Notwithstanding the foregoing, the provisions of Section V(A)(i) and (ii) shall be applied by determining the employment status and/or pension eligibility of the Executive (the assignor), not the assignee.

     The Bank may pledge or assign the Policy, subject to the terms and conditions of this Agreement, for the sole purpose of securing a loan from the Insurer or from a third party. The amount of such loan together with accumulated interest thereon shall not exceed the lesser of the amount of premiums paid by the Bank on the Policy or the cash surrender value of the Policy.

X.   AGREEMENT BINDING

     This Agreement shall be binding upon and inure to the benefit of the Bank and its successors and assigns, and the Executive and his or her heirs, successors, personal representatives, executors, administrators, assigns, and beneficiaries.

XI.  NAMED FIDUCIARY AND PLAN ADMINISTRATOR

     The Bank is hereby designated the "Named Fiduciary" under this Agreement. As Named Fiduciary, the Bank shall be responsible for the management, control, and administration of the split dollar life insurance plan established herein. The Named Fiduciary may allocate to others certain aspects of the management and operational responsibilities of the plan including the employment of advisors and the delegation of any ministerial duties to qualified individuals.



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XII. CLAIMS PROCEDURE

     The Named Fiduciary will establish a claims procedure which is consistent with the requirements of Section 503 of the Employee Retirement Income Security Act ("ERISA") and the Executive or any Beneficiary claiming any benefit under this Agreement must exhaust such claims procedure before commencing action in any judicial or administrative forum.

XIII. GOVERNING LAW

     The law of the State of Indiana shall govern this Agreement.

XIV. AMENDMENT OF AGREEMENT

     This Agreement may be altered, amended, or modified only by a written agreement signed by the Bank and the Executive. It shall be the obligation of the Bank to notify the Insurer of any amendments or changes to this Agreement.

XV.  INTERPRETATION OF AGREEMENT

     The Bank, as the Named Fiduciary, shall have sole discretion to interpret each and all provisions of this Agreement and to determine the eligibility of any person for benefits under this Agreement. All such determinations of the Bank shall be binding on all persons concerned. Where appropriate in this Agreement, words used in the singular shall include the plural and works used in the masculine shall include the feminine and vice versa.

XVI. INSURER NOT A PARTY TO THIS AGREEMENT

     The Insurer shall not be deemed a party to this Agreement. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. No provision of this Agreement or any amendment or modification thereto shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer except insofar as the provisions hereof are made a part of the Policy by the beneficiary designation executed by the Bank and filed with the Insurer in connection herewith.


Executed at Michigan City, Indiana  this 1st day of January, 2004

                                             City Savings Bank

Witness:  /s/ George Koehm                   By:  /s/ Thomas Swirski
          --------------------------              ------------------------------

                                             Title:  President
                                                     ---------------------------

                                             James E. Drader

Witness:  /s/ George Koehm                   Signed:  /s/ James E. Drader
          --------------------------                  --------------------------



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DEATH BENEFIT ONLY AGREEMENT
SCHEDULE A


Insurer:                   New York Life & Mass Mutual


Policy Number:


Bank:                      City Savings Bank
                           2000 Franklin Street
                           Michigan City, IN  46360

Executive:                 James E. Drader


Relationship of
Bank to Executive:         Employer

Agent:                     Michael P. Chamness, CLU
                           First Financial Resources
                           121 SW Morrison, Suite 1550
                           Portland, OR  97204

                           Ph. 503-224-1335
                           Toll Free: 800-243-8770
                           Fax. 503-242-9164
                           mc@advisoryfirm.com


                           Jim Lewis, MBA, CLU, ChFC
                           402 Wall Street
                           Valparaiso, IN 46383
                           Ph. 219-548-3292
                           Toll Free: 877-401-0642
                           Fax. 219-464-1938
                           jflewis@metlife.com



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                             DEATH BENEFIT AGREEMENT
                          BENEFICIARY DESIGNATION FORM

The Executive hereby directs the Bank to designate the following person(s) as his or her beneficiaries for purposes of the Agreement:

Primary Beneficiary:

                                                                   Percentage
Name:                               Relationship                   of Proceeds

--------------------------------    ------------------------       ----------

--------------------------------    ------------------------       ----------

--------------------------------    ------------------------       ----------

--------------------------------    ------------------------       ----------



Contingent Beneficiary:

                                                                   Percentage
Name                                Relationship                   of Proceeds

--------------------------------    -------------------------      ----------

--------------------------------    -------------------------      ----------

--------------------------------    -------------------------      ----------




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Signature of Executive                                            Date